Income Taxes	12 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income tax expense includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax expense consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2022	2021	2020
Income before income taxes:
Domestic	$295.0	$241.9	$209.6
Foreign	348.1	170.1	78.4
Income before income taxes:	$643.1	$412.0	$288.0
Income tax expense:
Current:
Domestic	$44.4	$38.5	$31.1
Foreign	53.9	(8.6)	(39.8)
Current income tax expense (benefit)	98.3	29.9	(8.7)
Deferred:
Domestic	9.4	1.4	4.5
Foreign	76.3	117.9	50.7
Deferred income tax expense	85.7	119.3	55.2
Total income tax expense	$184.0	$149.2	$46.5

Income tax expense computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.
Income tax expense is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2022	2021	2020
Income tax expense computed at the statutory tax rates	$109.7	$58.1	$38.7
US state income taxes, net of the federal benefit	9.2	8.0	5.7
Asbestos - effect of foreign exchange	(3.5)	36.8	(20.9)
Expenses not deductible	1.9	2.0	5.5
Stock and executive compensation	(0.8)	5.5	1.7
Foreign taxes on domestic income	55.2	49.8	43.5
Prior year tax adjustments	(1.2)	(5.9)	0.4
Taxes on foreign income	9.9	1.6	(2.7)
US net operating loss carryback	—	(4.9)	(25.5)
Other items	3.6	(1.8)	0.1
Total income tax expense	$184.0	$149.2	$46.5
Effective tax rate	28.6%	36.2%	16.1%
Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2022	2021
Deferred tax assets:
Intangible assets	$958.2	$1,038.7
Asbestos liability	360.1	367.4
Tax credit carryforwards	118.7	122.1
Other provisions and accruals	73.3	62.2
Net operating loss carryforwards	66.2	61.0
Total deferred tax assets	1,576.5	1,651.4
Valuation allowance	(261.2)	(262.7)
Total deferred tax assets net of valuation allowance	1,315.3	1,388.7
Deferred tax liabilities:
Depreciable and amortizable assets	(164.0)	(151.7)
Other	(59.0)	(49.1)
Total deferred tax liabilities	(223.0)	(200.8)
Total deferred taxes, net	$1,092.3	$1,187.9
At 31 March 2022, the Company had tax loss carry-forwards in Australia, New Zealand, Europe and the US of US$66.2 million, that are available to offset future taxable income in the respective jurisdiction. Carry-forwards in Australia, New Zealand and Europe are not subject to expiration.
The Australian net operating loss carry-forwards primarily result from current and prior year tax deductions for contributions to AICF. James Hardie 117 Pty Limited, the performing subsidiary under the AFFA, is able to claim a tax deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. At 31 March 2022, the Company recognized a tax deduction of US$144.8 million (A$195.8 million) for the current year relating to total contributions to AICF of US$715.9 million (A$979.1 million) incurred in tax years 2018 through 2022.
The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realized.
At 31 March 2022, the Company had foreign tax credit carry-forwards of US$113.9 million that are available to offset future taxes payable and against which there is a 100% valuation allowance. The Company also had US tax credit carry-forwards of US$4.8 million that are available to offset future taxes payable which expire between tax years 2022 through 2025, and against which there is a partial valuation allowance of US$4.0 million.
In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realization of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realize its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2022. In the future, based on review of the empirical evidence by management at that time, if management determines that realization of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realizable value.
During the fiscal year ended 31 March 2022, total income tax and withholding tax paid, net of refunds received, was US$92.7 million.
The US Coronavirus Aid, Relief, and Economic Security Act ("CARES Act") was enacted in March 2020 providing wide ranging economic relief for individuals and businesses. One component of the CARES Act provides the Company with an opportunity to carryback US net operating losses (“NOLs”) arising during the years ended 31 March 2021 and 2020 to the prior five tax years. The Company has utilized and intends to further utilize these carryback provisions to obtain tax refunds. At 31 March 2022, the Company recorded current taxes receivable of US$29.6 million.

The Company or its subsidiaries files income tax returns in various jurisdictions including Ireland, the United States, Australia and various jurisdictions in Europe and Asia Pacific. Due to the size and nature of its business, the Company is subject to ongoing audits and reviews by taxing jurisdictions on various tax matters, including by the Australian Taxation Office in Australia and the Internal Revenue Service ("IRS") in the US. The Company is no longer subject to general tax examinations in Ireland for the tax years prior to tax year 2018, Australia for tax years prior to tax year 2016 and in the US for tax years prior to tax year 2014.
Unrecognized Tax Benefits
For the fiscal years ended 31 March 2022, 2021, and 2020, the total amount of penalties and interest recorded in Income tax expense related to unrecognized tax benefits were immaterial. The liabilities associated with uncertain tax benefits are included in Other liabilities on the Company’s consolidated balance sheets. At 31 March 2022, the total amount of unrecognized tax benefits and the total amount of interest and penalties accrued by the Company that, if recognized, would affect the effective tax rate were US$0.7 million.